EXHIBIT 32.0
FLAGSTAR BANK, NATIONAL ASSOCIATION

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flagstar Bank, National Association (the “Bank”) on Form 10-Q for the period ended March 31, 2026 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank as of and for the period covered by the Report.

DATE: May 7, 2026	/s/ Joseph Otting
Joseph Otting
Executive Chairman, President and Chief Executive Officer
(Principal Executive Officer)

DATE: May 7, 2026	/s/ Lee Smith
Lee Smith
Senior Executive Vice President and Chief Financial Officer
(Principal Financial Officer)